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                                                                   Exhibit 10.54
                                                                  EXECUTION COPY


                         Amendment to Option Agreements

         This Amendment (the "Amendment") to (i) the Option Agreement dated as of May 19, 1998 (the "WYOU Option Agreement"), among Mission Broadcasting of Wichita Falls, Inc. ("Mission"), as successor in interest to Bastet Broadcasting, Inc. ("Bastet"), David Smith ("Smith") and Nexstar Broadcasting of Northeastern Pennsylvania, L.L.C. ("Nexstar NP"), as successor in interest to Nexstar Broadcasting of Northeastern Pennsylvania, L.P., (ii) the Option Agreement dated as of November 30, 1998 (the "WFXP Option Agreement"), among Mission, as successor in interest to Bastet, Smith and Nexstar Broadcasting Group, L.L.C. ("Nexstar Group"), (iii) the Option Agreement dated as of June 1, 1999 (the "KJTL/KJBO Option Agreement"), among Mission, Smith and Nexstar Broadcasting of Wichita Falls, L.L.C. ("Nexstar WF"), as successor in interest to Nexstar Broadcasting of Wichita Falls, L.P. and (iv) the Option Agreement dated as of April 24, 2002 (the "KODE Option Agreement" and, together with the WYOU Option Agreement, the WFXP Option Agreement and the KJTL/KJBO Option Agreement, the "Option Agreements"), among Mission, as successor in interest to Mission Broadcasting of Joplin, Inc., Smith and Nexstar Broadcasting of Joplin, L.L.C. ("Nexstar Joplin" and, together with Nexstar NP, Nexstar Group and Nexstar WF, "Nexstar"), is made as of October 18, 2002, among Mission, Smith and Nexstar. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Option Agreements.

         WHEREAS, pursuant to the Option Agreements, Mission and Smith granted to Nexstar options to acquire the Station Assets described therein or (at Nexstar's election) any or all of the issued and outstanding capital stock of Mission; and

         WHEREAS, Mission, Smith and Nexstar have agreed to amend the exercise price relating to such options and to remove certain of the restrictions set forth in the Option Agreements;

         NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree that the Option Agreements are amended as follows:

1.       Amendment of Exercise Price.

         (a) Section 2.1(b) of each of the Option Agreements is hereby amended and restated in its entirety to read as follows:

                  "(b) Definition of Cash Purchase Price. The `Cash Purchase Price' shall be an amount equal to the greater of:

                  (1) (x) the product of seven (7) and the amount of the cash flow generated by the Station during the twelve (12) months completed prior to the date upon which the Exercise Notice is given, reduced by (y) without duplication, the amount of the Existing Station Indebtedness as of the date of the Closing and any amount owing as of the date of the Closing by [Bastet/Seller] to Buyer or any of its affiliates; and


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                  (2) the sum, without duplication, of the amount of the
                  Existing Station Indebtedness as of the date of the Closing and any amount owing as of the date of the Closing by [Bastet/Seller] to Buyer or any of its affiliates."

         (b) Section 2.1(c) of each of the Option Agreements is hereby amended and restated in its entirety to read as follows:

                  "(c) Determination of Cash Purchase Price; Non-Termination. For purposes of determining the Cash Purchase Price, the amount of the cash flow referred to in clause (b)(1)(x) above will be determined in accordance with generally accepted accounting principles, applied on a basis that is consistent with the application of those principles by the parties as of the date of this Agreement. Each of Buyer, [Bastet/Seller] and [Stockholder/Parent] will use reasonable efforts to assist in the determination of the Cash Purchase Price. Notwithstanding
                  Section 10.1(a) of this Agreement, neither [Bastet/Seller] nor [Stockholder/Parent] may terminate this Agreement at any time at which an Exercise Notice has been given (and not withdrawn) and the amount of the Cash Purchase Price has not been determined, or during the twenty business days after any such determination."

2.       Removal of Certain Restrictions.

         (a) Section 6.1(b)(4) of each of the Option Agreements, which reads as follows, is hereby deleted in its entirety:

                  "(4) (i) authorize, declare or pay any dividend or return any equity capital to its stockholders, (ii) redeem, retire, purchase or otherwise acquire, directly or indirectly, for consideration any of its shares of any class of its capital stock or other Equity Securities outstanding, or (iii) make any other form of cash distributions; or"

         (b) Section 6.1(b)(5) of each of the Option Agreements, which reads as follows, is hereby deleted in its entirety:

                  "(5) enter into any arrangement or contract with [Stockholder/Parent], any affiliate of [Stockholder/Parent] or any of [Stockholder's/Parent's] parents, spouse, descendants (whether nature, step or adopted) or other family member of [Stockholder/Parent]."

3. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Option Agreements. The Option Agreements, as amended hereby, shall remain in full force and effect.

                                       2

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4.       Law Governing. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED, AND
         ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT REFERENCE TO ITS PRINCIPLES OF CONFLICT OF LAWS, EXCEPT TO THE EXTENT THAT THE FEDERAL LAW OF THE UNITED STATES GOVERNS THE TRANSACTIONS CONTEMPLATED HEREBY.

5. Counterparts. This Amendment may be executed in two (2) or more counterparts, and all counterparts so executed shall constitute one (1) agreement binding on all of the parties hereto, notwithstanding that all of the parties hereto are not signatory to the same counterpart.

                                    * * * * *

                                       3

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         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                        MISSION BROADCASTING OF
                                        WICHITA FALLS, INC.


                                        By:   /s/ David S. Smith
                                              ---------------------
                                        Its:  President
                                              ---------------------



                                        /s/ David Smith
                                        ---------------------------
                                        DAVID SMITH



                                        NEXSTAR BROADCASTING OF
                                        NORTHEASTERN PENNSYLVANIA, L.L.C.


                                        By:   /s/ Shirley Green
                                              ----------------------
                                        Its:  Vice President-Finance
                                              ----------------------



                                        NEXSTAR BROADCASTING GROUP,
                                        L.L.C.


                                        By:   /s/ Shirley Green
                                              -----------------------
                                        Its:  Vice President-Finance
                                              -----------------------



                                        NEXSTAR BROADCASTING OF
                                        WICHITA FALLS, L.L.C.


                                        By:   /s/ Shirley Green
                                              -----------------------
                                        Its:  Vice President-Finance
                                              -----------------------



                                        NEXSTAR BROADCASTING OF
                                        JOPLIN, L.L.C.


                                        By:   /s/ Shirley Green
                                              -----------------------
                                        Its:  Vice President-Finance
                                              -----------------------